UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2008

FedEx Corporation
 (Exact name of registrant as specified in its charter)

Delaware	1-15829	62-1721435
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 818-7500

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the FedEx Corporation annual meeting of stockholders held on September 29, 2008, FedEx’s stockholders, upon the recommendation of the Board of Directors, approved an amendment to the FedEx Corporation Incentive Stock Plan (as amended, the “Plan”) to (i) increase the number of shares of common stock reserved for issuance pursuant to stock options by 10,000,000 shares and (ii) increase the number of restricted shares of common stock issuable under the Plan by 300,000 shares.

A brief summary of the Plan is included as part of Proposal 2 in FedEx’s definitive proxy statement filed with the Securities and Exchange Commission on August 18, 2008. The summary of the Plan contained in the proxy statement is qualified by and subject to the full text of the Plan, which is filed as Appendix B to the proxy statement and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective September 29, 2008, the Board of Directors of FedEx Corporation amended Section 12 of Article II of FedEx’s Amended and Restated Bylaws.

Section 12 (Nomination of Directors and Stockholder Business at Annual Meeting) requires stockholders intending to make a director nomination or proposal of any other business at an annual meeting of FedEx stockholders (other than a proposal that is submitted for inclusion in FedEx’s proxy statement) to provide advance notice of such proposal to the secretary of FedEx. The required notice generally must be given no more than 120 days and no less than 90 days in advance of the anniversary date of the immediately preceding annual meeting.

The amendments to Section 12, among other things:

•	Explicitly provide that the procedures set forth in Section 12 apply to all stockholder nominations and other proposals of business and are the exclusive means for a stockholder to submit such business other than proposals governed by Rule 14a-8 under the Securities Exchange Act of 1934, as amended, which provides its own procedural requirements;

•	Clearly distinguish the requirements of Section 12 from those relating to stockholder proposals that are required by Rule 14a-8 to be included in FedEx’s proxy statement;

•	Expand the required disclosure in the stockholder’s advance notice to include, among other things, all ownership interests, such as derivatives, hedged positions and other economic and voting interests; and

•	Provide that a stockholder making a director nomination or other proposal of business at an annual meeting of stockholders pursuant to the procedures set forth in Section 12 must be a stockholder of record not only at the time of giving the required notice, but also at the time of the annual meeting.

The foregoing summary of the bylaw amendments is qualified in its entirety by reference to the text of the Amended and Restated Bylaws as adopted and effective as of September 29, 2008. The Amended and Restated Bylaws as adopted and effective as of September 29, 2008, and a copy marked to show changes from the prior Amended and Restated Bylaws, are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated by reference herein.

SECTION 8 — OTHER EVENTS
Item 8.01. Other Events.
At the annual meeting of stockholders, FedEx’s stockholders took the following actions:
The stockholders elected twelve directors. Each director will hold office until FedEx’s annual meeting of stockholders to be held in 2009 and until his or her successor is duly elected and qualified. The tabulation of votes with respect to each nominee for director was as follows:

Nominee	For	Against	Abstain
Frederick W. Smith	270,970,110	3,615,770	2,653,628
James L. Barksdale	272,072,046	2,542,988	2,624,474
August A. Busch IV	266,048,982	8,523,843	2,666,683
John A. Edwardson	271,920,921	2,507,116	2,811,471
Judith L. Estrin	271,207,655	3,285,523	2,746,330
J.R. Hyde, III	270,926,989	3,593,998	2,718,521
Shirley A. Jackson	266,571,595	7,958,784	2,709,129
Steven R. Loranger	270,098,641	4,401,054	2,739,813
Gary W. Loveman	270,904,766	3,594,215	2,740,527
Joshua I. Smith	270,803,871	3,635,518	2,800,119
Paul S. Walsh	266,540,342	7,896,633	2,802,533
Peter S. Willmott	270,913,180	3,673,026	2,653,302
An amendment to the Plan to increase the number of shares of common stock reserved for issuance pursuant to stock options by 10,000,000 shares and to increase the number of restricted shares of common stock issuable under the Plan by 300,000 shares was approved by stockholders. The tabulation of votes on this matter was as follows:
•	229,074,565 votes for

•	17,297,698 votes against

•	2,850,718 abstentions

•	28,016,527 broker non-votes
The Audit Committee’s designation of Ernst & Young LLP as FedEx’s independent registered public accounting firm for the fiscal year ending May 31, 2009 was ratified by the stockholders. The tabulation of votes on this matter was as follows:
•	273,870,167 votes for

•	918,607 votes against

•	2,450,734 abstentions

•	There were no broker non-votes for this item
A stockholder proposal requesting that the Board of Directors adopt a policy that the Chairman of the Board of Directors be an independent director who has not previously served as an executive officer of FedEx was not approved by stockholders. The tabulation of votes on this matter was as follows:
•	81,851,615 votes for

•	162,146,387 votes against

•	5,224,979 abstentions

•	28,016,527 broker non-votes
A stockholder proposal requesting that the Board of Directors adopt a policy that stockholders be given the opportunity at each annual meeting to cast a non-binding vote on an advisory resolution to ratify the compensation of FedEx’s named executive officers was not approved by the stockholders. The tabulation of votes on this matter was as follows:
•	82,589,615 votes for

•	159,540,071 votes against

•	7,093,095 abstentions

•	28,016,727 broker non-votes

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Bylaws of FedEx Corporation.

3.2	Amended and Restated Bylaws of FedEx Corporation, marked to show amendments effective as of September 29, 2008.

10.1	FedEx Corporation Incentive Stock Plan, as amended (filed as Appendix B to FedEx Corporation’s FY2008 definitive proxy statement, Commission File No. 1-15829, and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: October 3, 2008	By:	/s/ John L. Merino
John L. Merino Corporate Vice President and Principal Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws of FedEx Corporation.

3.2	Amended and Restated Bylaws of FedEx Corporation, marked to show amendments effective as of September 29, 2008.

10.1	FedEx Corporation Incentive Stock Plan, as amended (filed as Appendix B to FedEx Corporation’s FY2008 definitive proxy statement, Commission File No. 1-15829, and incorporated herein by reference).

E-1